SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 5, 2004
                                                    (November 4, 2004)

                              COMFORCE Corporation
             (Exact name of registrant as specified in its charter)


               Delaware                                1-6081                     36-2262248
               --------                                ------                     ----------
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer
            incorporation)                                                    Identification No.)


415 Crossways Park Drive, P.O. Box 9006, Woodbury, New York             11797
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:      (516) 437-3300

           ___________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 4, 2004, COMFORCE Corporation issued a press release announcing its financial results for the fiscal quarter ended September 26, 2004. A copy of the press release is attached as Exhibit 99.1 hereto.

The Information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1     Press release issued November 4, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


COMFORCE Corporation

By: /s/ Harry V. Maccarrone
    --------------------------------
    Harry V. Maccarrone
    Executive Vice President and Chief Financial Officer

Dated: November 5, 2004

                                  EXHIBIT INDEX

Item     Description
99.1     Press release issued November 4, 2004


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